Exhibit 99.1
Fabrinet Announces Third Quarter Fiscal Year 2024 Financial Results
•Exceeds Guidance Ranges with Record Revenue and Net Income Per Share
BANGKOK, Thailand – May 6, 2024 – Fabrinet (NYSE: FN), a leading provider of advanced optical packaging and precision optical, electro-mechanical and electronic manufacturing services to original equipment manufacturers of complex products, today announced its financial results for its third fiscal quarter ended March 29, 2024.

Seamus Grady, Chief Executive Officer of Fabrinet, said, “We delivered strong results in the quarter, exceeding both our revenue and EPS guidance. Our results were driven by record datacom revenue from continued demand for high-data-rate products, and sequential growth in telecom revenue, primarily from datacenter interconnect products. Looking to the fourth quarter, we anticipate continued strength in datacom and sequential growth in automotive. Despite ongoing inventory absorption of traditional telecom products, we remain well-positioned to deliver another strong overall performance and further advance our leadership position.”
Third Quarter Fiscal Year 2024 Financial Highlights
GAAP Results
•Revenue for the third quarter of fiscal year 2024 was $731.5 million, compared to $665.3 million for the third quarter of fiscal year 2023.
•GAAP net income for the third quarter of fiscal year 2024 was $80.9 million, compared to $59.4 million for the third quarter of fiscal year 2023.
•GAAP net income per diluted share for the third quarter of fiscal year 2024 was $2.21, compared to $1.60 for the third quarter of fiscal year 2023.
Non-GAAP Results
•Non-GAAP net income for the third quarter of fiscal year 2024 was $87.7 million, compared to $71.8 million for the third quarter of fiscal year 2023.
•Non-GAAP net income per diluted share for the third quarter of fiscal year 2024 was $2.39, compared to $1.94 for the third quarter of fiscal year 2023.
Business Outlook
Based on information available as of May 6, 2024, Fabrinet is issuing guidance for its fourth fiscal quarter ending June 28, 2024, as follows:
•Fabrinet expects fourth quarter revenue to be in the range of $720 million to $740 million.
•GAAP net income per diluted share is expected to be in the range of $2.01 to $2.08, based on approximately 36.5 million fully diluted shares outstanding.
•Non-GAAP net income per diluted share is expected to be in the range of $2.20 to $2.27, based on approximately 36.5 million fully diluted shares outstanding.
Guidance for non-GAAP net income per diluted share excludes share-based compensation expenses and certain non-recurring items. A reconciliation of non-GAAP net income per diluted share to the corresponding GAAP measure is available at the end of this press release.
Conference Call Information

What:	Fabrinet Third Quarter Fiscal Year 2024 Financial Results Call
When:	May 6, 2024
Time:	5:00 p.m. ET
Live Call and Replay:	https://investor.fabrinet.com/events-and-presentations/events
A recorded version of this webcast will be available approximately two hours after the call and accessible at http://investor.fabrinet.com. The webcast will be archived on Fabrinet’s website for a period of one year.

About Fabrinet
Fabrinet is a leading provider of advanced optical packaging and precision optical, electro-mechanical, and electronic manufacturing services to original equipment manufacturers of complex products, such as optical communication components, modules and subsystems, automotive components, medical devices, industrial lasers and sensors. Fabrinet offers a broad range of advanced optical and electro-mechanical capabilities across the entire manufacturing process, including process design and engineering, supply chain management, manufacturing, advanced packaging, integration, final assembly and testing. Fabrinet focuses on production of high complexity products in any mix and any volume. Fabrinet maintains engineering and manufacturing resources and facilities in Thailand, the United States of America, the People’s Republic of China, and Israel. For more information visit: www.fabrinet.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include: (1) our anticipation that we will see continued strength in datacom revenue and sequential growth in automotive revenue; (2) our ability to deliver strong performance in the fourth quarter of fiscal year 2024 and further advance our leadership position; and (3) all of the statements under the “Business Outlook” section regarding our expected revenue, GAAP and non-GAAP net income per share, and fully diluted shares outstanding for the fourth quarter of fiscal year 2024. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: changes in general economic conditions, either globally or in our markets, and the risk of recession or an economic downturn; continued disruption to our supply chain, which could increase our costs and affect our ability to procure parts and materials; less customer demand for our products and services than forecasted; less growth in the optical communications, industrial lasers and sensors markets than we forecast; difficulties expanding into additional markets, such as the semiconductor processing, biotechnology, metrology and materials processing markets; increased competition in the optical manufacturing services markets; difficulties in delivering products and services that compete effectively from a price and performance perspective; our reliance on a small number of customers and suppliers; difficulties in managing our operating costs; difficulties in managing and operating our business across multiple countries (including Thailand, the People’s Republic of China, Israel and the U.S.); and other important factors as described in reports and documents we file from time to time with the Securities and Exchange Commission (SEC), including the factors described under the section captioned “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on February 6, 2024. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with GAAP, we provide investors with certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. We believe these non-GAAP financial measures provide investors with useful supplemental information to: (1) measure company performance against historical results, (2) facilitate comparisons to our competitors’ operating results, and (3) allow greater transparency with respect to information used by management in making financial and operational decisions. In addition, we use some of these non-GAAP financial measures to measure company performance for the purposes of determining employee incentive plan compensation.
Non-GAAP gross profit, non-GAAP operating profit, non-GAAP net income and non-GAAP net income per diluted share exclude: share-based compensation expenses; amortization of intangibles; and amortization of deferred debt issuance costs. We have excluded these items in order to enhance investors’ understanding of our underlying operations.
Non-GAAP free cash flow is net cash provided by (used in) operating activities less capital expenditures (purchase of property, plant and equipment). We use free cash flow to measure our ability to generate additional cash from our business operations.
There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. We urge you to review the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate our business.
Investor Contact:
Garo Toomajanian
ir@fabrinet.com

FABRINET
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands of U.S. dollars, except share data and par value)	March 29, 2024	June 30, 2023
Assets
Current assets
Cash and cash equivalents	$385,111	$231,368
Short-term investments	408,915	319,100
Trade accounts receivable, net of allowance for expected credit losses of $2,838 and $965, respectively	583,882	531,767
Inventories	454,134	519,576
Prepaid expenses	9,369	7,849
Other current assets	74,731	42,880
Total current assets	1,916,142	1,652,540
Non-current assets
Property, plant and equipment, net	303,118	310,350
Intangibles, net	2,427	2,394
Operating right-of-use assets	3,742	1,634
Deferred tax assets	10,966	12,095
Other non-current assets	630	635
Total non-current assets	320,883	327,108
Total Assets	$2,237,025	$1,979,648
Liabilities and Shareholders’ Equity
Current liabilities
Long-term borrowings, current portion, net	$3,039	$12,156
Trade accounts payable	429,021	381,129
Fixed assets payable	9,229	13,526
Operating lease liabilities, current portion	1,333	1,201
Income tax payable	4,828	6,024
Accrued payroll, bonus and related expenses	23,727	23,748
Accrued expenses	20,742	20,447
Other payables	52,348	23,654
Total current liabilities	544,267	481,885
Non-current liabilities
Deferred tax liability	4,641	4,799
Operating lease liability, non-current portion	2,003	66
Severance liabilities	23,820	22,159
Other non-current liabilities	2,059	2,081
Total non-current liabilities	32,523	29,105
Total Liabilities	576,790	510,990
Shareholders’ equity
Preferred shares (5,000,000 shares authorized, $0.01 par value; no shares issued and outstanding as of March 29, 2024 and June 30, 2023)	—	—
Ordinary shares (500,000,000 shares authorized, $0.01 par value; 39,450,434 shares and 39,284,176 shares issued as of March 29, 2024 and June 30, 2023, respectively; and 36,159,101 shares and 36,183,682 shares outstanding as of March 29, 2024 and June 30, 2023, respectively)	395	393
Additional paid-in capital	215,570	206,624
Less: Treasury shares (3,291,333 shares and 3,100,494 shares as of March 29, 2024 and June 30, 2023, respectively)	(230,776)	(194,833)
Accumulated other comprehensive income (loss)	(4,658)	(8,115)
Retained earnings	1,679,704	1,464,589
Total Shareholders’ Equity	1,660,235	1,468,658
Total Liabilities and Shareholders’ Equity	$2,237,025	$1,979,648

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (unaudited)

	Three Months Ended		Nine Months Ended
(in thousands of U.S. dollars, except per share data)	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
Revenues	$731,535	$665,281	$2,129,706	$1,989,366
Cost of revenues	(640,600)	(579,274)	(1,866,037)	(1,735,388)
Gross profit	90,935	86,007	263,669	253,978
Selling, general and administrative expenses	(19,628)	(18,309)	(59,373)	(57,804)
Restructuring and other related costs	—	(5,872)	—	(5,872)
Operating income	71,307	61,826	204,296	190,302
Interest income	8,509	3,317	22,155	7,210
Interest expense	(26)	(399)	(107)	(1,179)
Foreign exchange gain (loss), net	3,348	(1,303)	(25)	(3,122)
Other income (expense), net	175	31	60	(178)
Income before income taxes	83,313	63,472	226,379	193,033
Income tax expense	(2,397)	(4,117)	(11,264)	(5,906)
Net income	80,916	59,355	215,115	187,127
Other comprehensive income (loss), net of tax:
Change in net unrealized gain (loss) on available-for-sale securities	(1,739)	2,046	2,155	1,768
Change in net unrealized gain (loss) on derivative instruments	(7,328)	(5,535)	1,062	4,435
Change in net retirement benefits plan – prior service cost	137	113	271	338
Change in foreign currency translation adjustment	75	(191)	(31)	(29)
Total other comprehensive income (loss), net of tax	(8,855)	(3,567)	3,457	6,512
Net comprehensive income	$72,061	$55,788	$218,572	$193,639
Earnings per share
Basic	$2.23	$1.62	$5.93	$5.12
Diluted	$2.21	$1.60	$5.88	$5.07
Weighted-average number of ordinary shares outstanding (thousands of shares)
Basic	36,250	36,608	36,278	36,575
Diluted	36,603	36,989	36,574	36,895

FABRINET
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Nine Months Ended
(in thousands of U.S. dollars)	March 29, 2024	March 31, 2023
Cash flows from operating activities
Net income for the period	$215,115	$187,127
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	36,602	32,504
Non-cash restructuring charges and other related costs	—	2,201
(Gain) loss on disposal and impairment of property, plant and equipment and intangibles	(147)	(1,630)
(Gain) loss from sales and maturities of available-for-sale securities	(1)	92
Amortization of discount (premium) of short-term investments	(2,317)	300
(Reversal of) allowance for expected credit losses	1,874	(240)
Unrealized loss (gain) on exchange rate and fair value of foreign currency forward contracts	(2,135)	693
Amortization of fair value at hedge inception of interest rate swaps	(198)	(478)
Share-based compensation	21,440	21,217
Deferred income tax	1,125	(276)
Other non-cash expenses	194	(127)
Changes in operating assets and liabilities
Trade accounts receivable	(54,089)	(105,932)
Inventories	65,442	2,720
Other current assets and non-current assets	(33,548)	(11,704)
Trade accounts payable	48,268	(5,028)
Income tax payable	(1,068)	(262)
Severance liabilities	2,249	1,917
Other current liabilities and non-current liabilities	31,278	19,128
Net cash provided by operating activities	330,084	142,222
Cash flows from investing activities
Purchase of short-term investments	(268,461)	(154,033)
Proceeds from sales of short-term investments	10,000	30,179
Proceeds from maturities of short-term investments	173,120	97,408
Purchase of property, plant and equipment	(34,825)	(43,422)
Purchase of intangibles	(768)	(698)
Proceeds from disposal of property, plant and equipment	2,319	117
Net cash used in investing activities	(118,615)	(70,449)
Cash flows from financing activities
Repayment of long-term borrowings	(9,141)	(12,187)
Repayment of finance lease liability	—	(7)
Repurchase of ordinary shares	(35,943)	(9,217)
Withholding tax related to net share settlement of restricted share units	(12,716)	(17,740)
Net cash used in financing activities	(57,800)	(39,151)
Net increase (decrease) in cash, cash equivalents and restricted cash	$153,669	$32,622
Movement in cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at the beginning of period	$231,368	$198,365
Increase (decrease) in cash, cash equivalents and restricted cash	153,669	32,622
Effect of exchange rate on cash, cash equivalents and restricted cash	74	(244)
Cash, cash equivalents and restricted cash at the end of period	$385,111	$230,743
Non-cash investing and financing activities
Construction, software and equipment-related payables	$9,229	$20,116

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars, except share data)	March 29, 2024		March 31, 2023		March 29, 2024		March 31, 2023
Revenues	$731,535		$665,281		$2,129,706		$1,989,366

Gross profit (GAAP)	$90,935	12.4%	$86,007	12.9%	$263,669	12.4%	$253,978	12.8%
Share-based compensation expenses	1,561		1,453		5,427		5,028
Gross profit (Non-GAAP)	$92,496	12.6%	$87,460	13.1%	$269,096	12.6%	$259,006	13.0%

Reconciliation of GAAP Operating Profit and GAAP Operating Margin to Non-GAAP Operating Profit and Non-GAAP Operating Margin

	Three Months Ended				Nine Months Ended
(in thousands of U.S. dollars, except share data)	March 29, 2024		March 31, 2023		March 29, 2024		March 31, 2023
Revenues	$731,535		$665,281		$2,129,706		$1,989,366

Operating profit (GAAP)	$71,307	9.7%	$61,826	9.3%	$204,296	9.6%	$190,302	9.6%
Share-based compensation expenses	6,726		6,533		21,440		21,031
Restructuring and other related costs	—		5,872		—		5,872
Amortization of intangibles	—		70		—		224
Operating profit (Non-GAAP)	$78,033	10.7%	$74,301	11.2%	$225,736	10.6%	$217,429	10.9%

FABRINET
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Reconciliation of GAAP Net Income and EPS to Non-GAAP Net Income and EPS

	Three Months Ended				Nine Months Ended
	March 29, 2024		March 31, 2023		March 29, 2024		March 31, 2023
(in thousands of U.S. dollars, except share data)	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
GAAP measures	$80,916	$2.21	$59,355	$1.60	$215,115	$5.88	$187,127	$5.07
Items reconciling GAAP net income & EPS to non-GAAP net income & EPS:
Related to cost of revenues:
Share-based compensation expenses	1,561	0.04	1,453	0.04	5,427	0.15	5,028	0.14
Total related to gross profit	1,561	0.04	1,453	0.04	5,427	0.15	5,028	0.14
Related to selling, general and administrative expenses:
Share-based compensation expenses	5,165	0.14	5,080	0.14	16,013	0.44	16,003	0.43
Amortization of intangibles	—	—	70	0.00	—	—	224	0.01
Total related to selling, general and administrative expenses	5,165	0.14	5,150	0.14	16,013	0.44	16,227	0.44
Related to other income and expense:
Restructuring and other related costs	—	—	5,872	0.16	—	—	5,872	0.16
Amortization of deferred debt issuance costs	8	0.00	8	0.00	24	0.00	24	0.00
Total related to other income and expense	8	0.00	5,880	0.16	24	0.00	5,896	0.16
Total related to net income & EPS	6,734	0.18	12,483	0.34	21,464	0.59	27,151	0.74
Non-GAAP measures	$87,650	$2.39	$71,838	$1.94	$236,579	$6.47	$214,278	$5.81
Shares used in computing diluted net income per share
GAAP diluted shares		36,603		36,989		36,574		36,895
Non-GAAP diluted shares		36,603		36,989		36,574		36,895

FABRINET
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(in thousands)	Three Months Ended		Nine Months Ended
	March 29, 2024	March 31, 2023	March 29, 2024	March 31, 2023
Net cash provided by operating activities	$100,870	$37,122	$330,084	$142,222
Less: Purchase of property, plant and equipment	(13,589)	(19,779)	(34,825)	(43,422)
Non-GAAP free cash flow	$87,281	$17,343	$295,259	$98,800

FABRINET
GUIDANCE FOR QUARTER ENDING JUNE 28, 2024
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES

Diluted EPS
GAAP net income per diluted share:	$2.01 to $2.08
Related to cost of revenues:
Share-based compensation expenses	0.05
Total related to gross profit	0.05
Related to selling, general and administrative expenses:
Share-based compensation expenses	0.14
Total related to selling, general and administrative expenses	0.14
Total related to net income & EPS	0.19
Non-GAAP net income per diluted share	$2.20 to $2.27